Exhibit 10.37

WARRANT NUMBER

A - «Warrant_Certificate»

Warrant Shares: «Number»

CLEARDAY, INC.

AMENDED AND RESTATED WARRANT

TO PURCHASE SHARES OF COMMON STOCK

EXPLANATORY NOTE:

This Warrant represents the warrant to purchase the common stock, par value $0.01 per share, of Allied Integral United, Inc., a Delaware corporation (“AIU”), that was issued to the initial holder of this Warrant in the offering by (i) AIU Alternative Care, Inc., a Delaware corporation and a subsidiary of AIU (“Clearday Care”), of its 10.25%% Series I Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Clearday Care Preferred”); and (ii) Clearday Alternative Care OZ Fund LP, a Delaware limited partnership that is a subsidiary of Clearday Care (“Clearday OZ Fund”), of its units of the limited partnership interests (“Clearday OZ LP Interests”) AS AMENDED TO REFLECT the merger (“Merger”) and the related transactions under the Agreement and Plan of Merger (“Merger Agreement”) among Superconductor Technologies Inc., a Delaware corporation (“Superconductor”) AIU Special Merger Company, Inc., a wholly owned subsidiary of Superconductor (“Merger Sub”), and AIU.

Accordingly, this Warrant now represents and evidenced the shares of Common Stock, par value $0.001 per share of Superconductor, which has changed its name to Clearday, Inc., after given effect to all of the adjustments to the initial warrant in connection with the Merger, a fundamental transaction under this Warrant.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE REGISTRATION STATEMENT ON FORM S-4 (REGISTRATION NO. 333-256138)

THIS WARRANT HAS A TERM OF TEN (10) YEARS AFTER THE INITIAL CLOSING DATE OF THE OFFERING OR NOVEMBER 15, 2029

THIS CERTIFIES THAT, for value received, «SUBSCRIBER»

(together with its successors and assigns, the “Holder”), commencing «Issue__Effective_Date» (the “Date of Issue”) is entitled to purchase, subject to the conditions set forth below, at any time and from time to time, in whole or in part, during the Exercise Period (as defined in Section 1.3), that number of fully paid and non-assessable shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of CLEARDAY, Inc., a Delaware corporation formerly known as Superconductor Technologies Inc. (the “Company”), that is not more than the Warrant Share Number (as defined in Section 1.1), subject to the further provisions of this warrant to purchase newly issued shares of Common Stock (the “Warrant”), at the Warrant Exercise Price (as defined in Section 1.2), subject to the further provisions of this Warrant.

1. EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the shares of Common Stock covered hereby which may be purchased hereunder, are as follows:

1.1. Warrant.

(a) The Company hereby issues to the Holder this Warrant.

(b) The number of Shares that the Holder is entitled to purchase under the terms and conditions of this Warrant (the “Warrant Share Number”) is equal to «Number», subject to adjustment as provided in Section 4 of this Warrant.

(c) For the purposes of this Agreement, the following terms shall have the respective meanings ascribed thereto in this Section 1.1(c):

(i) “Affiliate” shall have the meaning ascribed to such term under the Securities Act and the regulations promulgated thereunder.

(ii) “Business Day” shall mean any date that the banks and the securities markets are in New York, New York open for business for the conduct of business in the regular course on such date.

(iii) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(iv) “IPO” shall mean the offering of Common Stock by the Company that is described in the Registration Statement.

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(v) “Person” shall mean any individual, trust or entity or governmental authority or agency.

(vi) “VWAP” shall mean the volume weighted average price per share of common stock calculated on the basis of the closing price and the trading volume of the Common Stock on the applicable securities exchange (defined as the New York Stock Exchange, the American Stock Exchange or any of tier or market of Nasdaq) or market and, is such securities exchange does not report the trading price or volume, then the VWAP will be determined at the last 20 day VWAP or the price that is determined by an independent valuation firm as of the end of the fiscal year.

1.2. The Warrant Exercise Price. The exercise price for the Warrant (the “Warrant Exercise Price”) shall be equal, per share, subject to adjustment as provided in Section 4: 50% of the following, as applicable:

(a) if the Common Stock is offered in an IPO, then the gross price offered and sold to purchasers in such offering;

(b) if Company files a Form 10 registration statement, then the closing price of the Common Stock on the first day that such registration statement is effective;

(c) if the Company merges with or into a Person (or effects a transaction that provides an effect that is substantially similar to a merger that is described in Section 4.2 or Section 4.3 of this Warrant) that is, on the closing date of such merger or such other transaction, a company that is subject to the reporting obligations of the Exchange Act (a, “Public Company”), then the VWAP of the public company common stock for the 20 trading days prior to such closing date, adjusted as appropriate and certified by the Company, for the number of shares of such common stock issued by such other Person in exchange for one share of Common Stock.

The Company hereby certifies that such price as adjusted as appropriate for the reverse merger under the Merger Agreement is $10.00 per share.

(d) The initial exercise price per Warrant is $5.00.

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1.3. Method of Exercise.

(a) The Holder of this Warrant may exercise, in whole or in part, the purchase rights evidenced by this Warrant during the period commencing on the Date of Issue of this Warrant and ending on the date that is ten (10) years after the Initial Closing, or November 15, 2029, unless extended by the Company in its sole discretion (the “Exercise Period”). Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto (a “Notice of Exercise”), to the Secretary of the Company at its principal offices;

(ii) the payment to the Company, by certified check or bank draft payable to its order, of an amount equal to the aggregate Warrant Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(iii) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

(b) Conditions to Exercise of the Warrant.

(i) Notwithstanding the provisions of any provision of this Warrant, including Section 1.3, the exercise of this Warrant is contingent upon the Company’s satisfaction that the issuance of the Shares for which this Warrant is being exercised is exempt from the requirements of the Securities Act and all applicable state securities laws or the Shares are duly registered under the Securities Act. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

(ii) Notwithstanding anything to the contrary contained herein, the number of Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (the “Beneficial Ownership”, does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise) (the “Maximum Percentage”). For the avoidance of doubt, except as otherwise provided herein in connection with a transaction described in Section 4.3 (a “Fundamental Transaction”), this Warrant may not be exercised in whole or in part if the Holder’s Beneficial Ownership (as calculated herein) exceeds the Maximum Percentage prior to such exercise. For such purposes, Beneficial Ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction of this Warrant or under any other provision of Section 4. This restriction may not be waived except by the Holder providing a notice to the Company as provided herein. For any reason at any time, upon the written or oral request of the Holder, the Company shall promptly confirm in writing (which may be by electronic mail) to the Holder the number of shares of Common Stock then outstanding. To the extent that the limitation contained in this Section 1.3(b)(ii) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination other than its obligation in this Section 1.3(b)(ii) above to, upon the Holder’s request, confirm in writing to the Holder the number of shares of Common Stock then outstanding. Notwithstanding any provision of this Section 1.3(b)(ii) to the contrary, the limitations on the exercise of this Warrant under this Section 1.3(b)(ii) shall not be applicable from and after the date that is 61 days after the date that the Holder provides written notice to the Company that the Holder elects to have Beneficial Ownership of the Company’s Common Stock in excess of the Maximum Percentage, in which case such Holder shall have the right to exercise this Warrant without the limitations of this Section 1.3(b)(ii); provided, that the limitations of this Section 1.3(b)(ii) shall again be applicable to any assignee of this Warrant until 61 days after such assignee provides such notice to the Company.

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(iii) THIS WARRANT MAY NOT BE EXERCISED UNTIL THE FOLLOWING DATE: the date that the Company (or the Person with whom the Company merges) is a Public Company.

1.4. Issuance of Shares. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the Holder.

1.5. Partial Exercise. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of the certificate or certificates for the Shares purchased upon such exercise, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares purchasable hereunder.

1.6. Cancellation. Notwithstanding anything in this Warrant to the contrary, this Warrant shall be cancelled, and shall not be exercisable, if it is not exercised before the expiration of the Exercise Period.

2. TRANSFER RESTRICTIONS

2.1. Transfer. This Warrant and the Shares issuable upon exercise hereof are “restricted securities” as such term is defined by the rules and regulations promulgated under the Securities Act. This Warrant and the Shares issuable upon exercise hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of this Warrant or the Shares issuable upon exercise hereof, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Warrant or Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Warrant and the Agreement and shall have the rights and obligations of a Holder under this Warrant and the Agreement.

2.2. Legend.

(a) Unless a registration statement regarding the Shares is effective, such as the Registration Statement on Form S-4 (Registration No. . 333-256138), the Holder agrees to the imprinting of a legend on any of the Shares issuable upon exercise hereof in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(b) Notwithstanding the foregoing, certificates evidencing this Warrant or the Shares issuable upon exercise hereof shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of this Warrant or such Shares issuable upon exercise hereof pursuant to Rule 144, (iii) if this Warrant or such Shares issuable upon exercise hereof are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to this Warrant or such Shares issuable upon exercise hereof and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

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2.3. Sale. The Holder agrees that the Holder will sell this Warrant or any Shares issuable upon exercise hereof only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if this Warrant or any Shares issuable upon exercise hereof are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Shares or this Warrant is predicated upon the Company’s reliance upon this understanding.

3. Fractional Shares

Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares, provided that in lieu of any fraction shares, the Company shall make a cash payment to the Holder in an amount equal to the fair market value (as determined by the Board of Directors of the Company in its reasonable good faith) of such fractional share.

4. ANTIDILUTION PROVISIONS

4.1. Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.2. Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

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4.3. Reorganizations, Mergers, Consolidations or Sale of Assets.

(a) If at any time there shall be a capital reorganization of the Company’s Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the Successor Entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale, as further adjusted by the provisions of this Section 4 of this Warrant with respect to such shares of Common Stock or other securities of the applicable Successor Entity. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder of this Warrant at the address of the Holder shown on the Company’s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Warrant Exercise Price then in effect after the adjustment and the increased or decreased number of Shares or the other shares or property purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

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(b) The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 4 pursuant to written agreements in form and substance approved in good faith by the Company prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

The amendments that amend and restate this Warrant reflect the amendments required as of the closing of the Merger under this Section 4.3.

4.4. Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

5. Reservation of Stock Issuable Upon Exercise.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but un-issued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

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6. RIGHTS PRIOR TO EXERCISE OF WARRANT

6.1. This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the termination of this Warrant and prior to its exercise, any of the following events shall occur:

(a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the Holders of its shares of Common Stock; or

(b) the Company shall offer to the holders of its shares of Common Stock any additional Warrant of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

(c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety that provided in Section 4) shall be proposed and action by the Company with respect thereto has been approved by the Company’s Board of Directors;

then in any one or more of said events the Company shall give notice in writing of such event to the Holder at the last address of the Holder as it shall appear on the Company’s records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Exercise Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

7. SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns. Any Successor Entity shall provide an appropriate supplement to this Warrant to evidence its assumption of the obligations under this Warrant as provided in Section 4.3(b). This Warrant being issued by the Company

8. LOSS OR MUTILATION

8.1. Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock. The Company may charge a fee or any such replacement and a fee for any such indemnification, which it expects to be the amount typically charged by its Stock Record Agent with respect to any indemnity and charged to replace a lost certificate for Common Stock.

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8.2. The Holder also acknowledges that each of the Shares issuable upon the due exercise hereof will be subject to any transfer restrictions in the Company’s Certificate of Incorporation, including a right of first refusal to the Company, and the certificate or certificates evidencing the Shares will bear a legend to this effect.

9. TERMINATION DATE

This Warrant shall terminate upon the sooner of (a) TEN (10) YEARS from the Date of the Initial Closing, or until November 15, 2029; or (b) the exercise of all or any portion of this Warrant pursuant to the terms of Section 1 hereof;

10. GOVERNING LAW

This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to conflicts of law.

11. HEADINGS

The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12. NOTICES.

All notices or other communications given or made hereunder shall be in writing and shall be mailed by certified mail, delivered by professional courier or hand, or transmitted via email or facsimile, to such party’s address as set forth in the Warrant Register, or such other address as the Holder or the Company shall notify the other in writing as above provided. Any notice sent in accordance with this section shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email or facsimile with delivery receipt (or acknowledgement or confirmation which may be by electronic means), on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

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13. SEVERABILITY.

If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14. Registration and Transfer of Warrants, etc.

14.1. Warrant Register; Ownership of Warrants. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a Warrant Agent or the Company’s transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof and the Holder for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

15. certain other provisions

15.1. Any reference to an action or event to occur on a specified date that is not a Business Day shall be a reference to the immediately following Business Day.

15.2. Any calculations of the number of Shares to be issued upon the exercise of this Warrant, in whole or in part, shall be made by the Company and, absent manifest error, such calculation shall be conclusive and binding.

15.3. The terms and conditions of this Warrant shall not be amended, modified or supplemented other than in accordance with a written amendment signed by the Holder and the Company that specifically provides for such amendment, modification or supplement.

16. Cooperation in the Registration of Shares.

The Company shall have the right, but not the obligation, to register the Shares in a Registration Statement and cause such Registration Statement to be effective under the Securities Act, and shall have the right and obligation to so register the Shares under the Registration Rights Agreement. In any such registration by the Company, the Holder shall cooperate with the Company and provide the Company with all information reasonably requested from time to time by the Company.

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In Witness Whereof, the parties have executed this Warrant as of the date first written above.

COMPANY

Allied Integral United, Inc.

By:
Name:	James Walesa
Title:	Chief Executive Officer

INITIAL HOLDER

«SUBSCRIBER»

By:

Name:
[Print Name]

Title:
[if applicable]

Additional Signatory, if applicable

By:

Name:
[Print Name]

Title:
[if applicable]

NOTICE OF WARRANT EXERCISE

To: Allied Integral United, Inc.

8800 Village Drive

2nd Floor

San Antonio, TX 78217

Ladies and Gentlemen:

The undersigned, , hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned, shares of the common stock (“Common Stock”) of Allied Integral United, Inc. (or the applicable Successor Entity as provided in such Warrant the “Corporation”)

Payment of the purchase price of an aggregate amount of $__________ which is the number of shares of Common Stock set forth above multiplied by the exercise price of $________ per Share required under such Warrant accompanies this notice.

The undersigned hereby represents and warrants to the Corporation on the date of this Exercise Notice, that:

1. the undersigned is acquiring such Common Stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof;

2. the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws;

3. the undersigned understands that the shares of Common Stock purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect unless such shares of Common Stock are covered by an effective registration statement;

4. the undersigned is the beneficial and record owner of such Warrant and that the exercise and payment of the aggregate exercise price set forth above has

a.     if the holder of such Warrant is not an individual, been duly authorized as appropriate and the undersign that has signed this Exercise Notice is duly authorized to execute and delivery this Exercise Notice on behalf of the holder of such Warrant; or

b.     if the holder of such Warrant is an individual, such individual has full capacity to sign this Exercise Notice;

5. the payment of the aggregate exercise price of such Warrant under this Exercise Notice has been paid in full with funds that are not subject to any restriction or refund;

6. such Warrant and the shares of Common Stock issued upon the exercise set forth in this Exercise Notice are free and clear of all liens, encumbrances or adverse interests and that the delivery of the shares of Common Stock purchased hereby may be issued to the undersigned as the holder of such Warrant at the address of such holder set forth in the register of the Warrants, and without any restriction noted on the stock record of the Corporation.

NOTICE OF WARRANT EXERCISE

If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant of like tenor representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE TO:
(NAME OF HOLDER)

(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

DATED: __________, ____.

Signature:
Name:
Title:
Address: